Exhibit 10(b)

                   SECOND AMENDMENT TO CREDIT AGREEMENT


THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 1st day of May, 1996 among AIRBORNE FREIGHT CORPORATION (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF GEORGIA, N.A., ABN AMRO BANK N.V., UNITED STATES NATIONAL BANK OF OREGON, BANK OF AMERICA NW, N.A., CIBC INC., NATIONAL CITY BANK, COLUMBUS (as assignee of Continental Bank N.A.), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and NBD BANK, N.A. (collectively, the "Banks");

                           W I T N E S S E T H :
                           ---------------------

WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Credit Agreement, dated as of the 19th day of November, 1993 (as amended by the First Amendment dated as of March 31, 1995, the "Credit Agreement");

WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

1.   Definitions
     -----------
     Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.   Amendments to Section 1.01
     --------------------------
     The following definitions contained in Section 1.01 of the Credit Agreement hereby are respectively amended in their entirety as set forth below:

          "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise; provided, however, the term "Investment" shall not include any contributions to or any funds of non-qualified plans and trusts established by the Borrower.

          "Termination Date" means May 31, 2001.

3.   Amendments to Section 2.05(c)
     -----------------------------
     Section 2.05(c) of the Credit agreement is amended in its entirety as set forth below:

          (c) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

4.   Restatement of Representations and Warranties
     ---------------------------------------------

     The Borrower hereby restates an renews each and every representation and warranty heretofore made by it in the Credit agreement and other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

5.   Effect of Amendment
     -------------------
     Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

6.   Ratification
     ------------
     The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

7.   Counterparts
     ------------
     This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8.   Section References
     ------------------
     Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

9.   No Default
     ----------
     To induce the Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Obligations.

10.  Further Assurances
     ------------------
     The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

11.  Governing Law
     -------------
     This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

12.  Conditions Precedent
     --------------------
     This Second Amendment shall become effective only upon:

     (i) execution and delivery of this Second Amendment by each of the parties hereto;

     (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors; and

     (iii) receipt by the Agent of a certificate of incumbency of each of the Borrower and Guarantors, signed by the Secretary or an Assistant Secretary of the Borrower and the Guarantors, certifying as to the names, true signatures and incumbency of the officer or officers of the officer or officers of the Borrower authorized to execute and deliver this Second Amendment and certified copies of the following items for each of the Borrower and the Guarantors (or certificates with respect to items (i) and (ii) below that no changes have occurred thereto since the later to occur of such Person's incorporation, or March 31, 1995): (i) Certificates/Articles of Incorporation,
           (ii) Bylaws, (iii) a certificate of the Secretary of State of the state of its incorporation as to its good standing as a corporation in that state, and (iv) the action taken by the Board of Directors authorizing the execution, delivery and performance of this Second Amendment.

IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


AIRBORNE FREIGHT CORPORATION,
as Borrower                                            (SEAL)



By:  /s/  Lanny H. Michael
     --------------------------
     Title:  Senior Vice President & Treasurer


WACHOVIA BANK OF GEORGIA, N.A.
as Agent and as a Bank                                 (SEAL)



By:  /s/  John A. Whitner
     --------------------------
     Title:  Vice President


ABN AMRO BANK N.V.,
as a Bank                                              (SEAL)



By:  /s/  J.J. Rice
     --------------------------
     Title:  Vice President & Director

By:  /s/  Leif H. Olsson
     --------------------------
     Title:  Group Vice President & Director



UNITED STATES NATIONAL BANK OF OREGON,
as a Bank                                              (SEAL)



By:  /s/  Matthew S. Thoreson
     --------------------------
     Title:  Vice President


BANK OF AMERICA NW, N.A.,
as a Bank                                              (SEAL)



By:  /s/  Stan Diddams
     --------------------------
     Title:  Vice President


CIBC INC.,
as a Bank                                              (SEAL)



By:  /s/  Dean J. Decker
     --------------------------
     Title:  Associate Director


NATIONAL CITY BANK, COLUMBUS,
as a Bank                                              (SEAL)



By:  /s/  Jeffrey L. Hawthorne
     --------------------------
     Title:  Vice President & Regional Manager


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
as a Bank                                              (SEAL)



By:  /s/  Timothy C. Hintz
     --------------------------
     Title:  Managing Director


THE BANK OF NEW YORK,
as a Bank                                              (SEAL)



By:  /s/  Robert Louk
     --------------------------
     Title:  Vice President


NBD BANK, N.A.,
as a Bank                                              (SEAL)



By:  /s/  Timothy P. O'Neil
     --------------------------
     Title:  Authorized Agent


                  CONSENT AND REAFFIRMATION OF GUARANTORS


Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and (iii) respectively, reaffirms all of its obligations and covenants under the Guaranty Agreement of ABX Air, Inc. and Airborne Forwarding Corporation dated as of October 5, 1995, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


ABX AIR, INC.                                          (SEAL)



By:  /s/  Carl Donaway
     --------------------------
     Title:  President & CEO


AIRBORNE FORWARDING CORPORATION                        (SEAL)



By:  /s/  Lanny H. Michael
     --------------------------
     Title:  Treasurer


AIRBORNE FTZ, INC.                                     (SEAL)



By:  /s/  Carl Donaway
     --------------------------
     Title:  President


WILMINGTON AIR PARK, INC.                              (SEAL)



By:  /s/  Carl Donaway
     --------------------------
     Title:  President